UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2026

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 North Chapel Ridge Rd., Suite 200
Lehi, Utah	84048
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On July 2, 2026, the following proposals were approved by the Company’s stockholders at the Special Meeting:

●	Approval of amending the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company's Class A common stock and Class B common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-30, as determined by the Board of Directors in its sole discretion; and

●	Approval to adjourn or postpone the special meeting, if necessary, to continue to solicit votes in favor of approving the reverse stock split as proposed in the Special Meeting proxy statement.

	For	Against	Abstain	Broker Non-Votes
Approval of Reverse Stock Split	88,192,268	3,151,908	3,099	1

	For	Against	Abstain	Broker Non-Votes
Approval of Adjournment	86,887,126	2,075,130	2,385,017	3

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Amendment to Chief Executive Officer’s Employment Agreement

On July 4, 2026, the Board of Directors (the “Board”) of Purple Innovation, Inc. (the “Company”) and Robert T. DeMartini, the Company’s Chief Executive Officer entered into an amendment to the amended and restated employment agreement of Mr. DiMartini (the “Amendment”). Under the Amendment, the Company agreed that Mr. DeMartini will be eligible to earn an incremental aggregate cash bonus equal to $1,000,000 that will vest 10% on October 31, 2026, 20% on February 28, 2027, and 70% on June 30, 2027, provided he continues to be employed by the Company and subject to certain restrictions in the event his employment is terminated cause prior to June 30, 2027, subject to certain conditions.

In addition, under the Amendment, in the event of Mr. DeMartini’s retirement, subject to certain conditions, all of Mr. DeMartini’s time-based vesting restricted stock units (“RSUs”) then outstanding and unvested will vest in accordance with the remaining schedule as if Mr. DeMartini remained employed for an additional twelve (12) months and all of Mr. DeMartini’s outstanding performance-based vesting RSUs (“PSUs”) then outstanding will be eligible to vest on a pro-rata basis, subject to the performance achieved at the same time as active Company employees with the same type of PSUs.

The foregoing summary of the Amendment does not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this report and are incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed herewith:

Exhibit No.	Description
10.1	Amendment to the Amended and Restated Employment Agreement dated July 4, 2026, between the Company and Robert T. DeMartini

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2026	PURPLE INNOVATION, INC.

	By:	/s/ Bob Lucian
Bob Lucian
Chief Financial Officer

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